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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-3)

                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                     333-117991              33-071-5871
 ----------------------------          -----------              ----------------
 (State or Other Jurisdiction          (Commission              (I.R.S. Employer
       of Incorporation)               File Number)            Idenfication No.)

1401 Dove Street
Newport Beach, California                                    92660
---------------------                                      ----------
(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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



Item 8.01. Other Events.
           -------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004); the unaudited consolidated financial statements of the Certificate Insurer and subsidiaries as of June 30, 2004 and for periods ended June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004 and August 20, 2004, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K as it relates to Ambac Assurance Corporation; (ii) the registration statement (No. 333-117991) of the Registrant; and (iii) the Prospectus Supplement relating to IMPAC Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-3, and shall be deemed to be part hereof and thereof.

Item 9.01. Financial Statements, PRO FORMA Financial Information and Exhibits
           ------------------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (B)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
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                     ITEM 601(A) OF
                     REGULATION S-K
EXHIBIT NO.            EXHIBIT NO.                     DESCRIPTION
-----------            -----------                     -----------
    1                     23                Consent of KPMG LLP, Independent
                                            Registered Public Accounting Firm.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             IMPAC SECURED ASSETS CORP.


                                             By:     /s/ Richard J. Johnson
                                                -------------------------------
                                             Name:   Richard J. Johnson
                                             Title:  Chief Financial Officer


Dated: August 30, 2004

                                  EXHIBIT INDEX


                Item 601 (a) of        Sequentially
Exhibit         Regulation S-K         Numbered
Number          Exhibit No.            Description                       Page
------          -----------            -----------                       ----
1                    23                Consent of KPMG LLP,               5
                                       Independent Registered
                                       Public Accounting Firm